UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

February 14, 2005

(Date of Report)

Claimsnet.com inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-14665 (Commission File Number)	75-2649230 (IRS Employer Identification No.)

14860 Montfort Drive, Suite 250, Dallas, Texas 75254

(Address of principal executive offices)

(972) 458-1701

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02. Results of Operations and Financial Condition.
SIGNATURE
Press Release

Item 2.02. Results of Operations and Financial Condition.

     On February 14, 2005, the Registrant issued a press release announcing its results of operations for the fiscal year ended December 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 14, 2005

CLAIMSNET.COM, INC.

By:	/s/ Laura M. Bray

Name	: Laura M. Bray
Title: Chief Financial Officer

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